SECURITIES AND EXCHANGE COMMISSION

                            Washington,  DC  20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


                              September 16, 1998
                       ---------------------------------
                                Date of Report
                       (Date of earliest event reported)


                             POWERCOLD CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Nevada                     33-19584                23-2582701
------------------------   ---------------------   -------------------------
(State of Incorporation)   (Commission File No.)   (IRS Employer Ident. No.)


                              103 GUADALUPE DRIVE
                              CIBOLO, TEXAS 78108
                    ---------------------------------------
                   (Address of principal executive offices)


                                  210-659-8450
                        -------------------------------
                        (Registrant's telephone number)
























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ITEM 1 - CHANGES IN CONTROL OF REGISTRANT
     None

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS
     None

ITEM 3 - BANKRUPTCY OR RECEIVERSHIP
     None

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
     None

ITEM 5 - OTHER EVENTS

     On September 16,1998, the Company and Intermagnetics General Corporation (AMEX: IMG) entered into an Agreement, whereby Intermagnetics General Corporation purchased for $1,000,000 an aggregate of 1,250,000 shares of the Company's Series A Preferred Stock, par value $0.001 per share; and the Company granted Intermagnetics General Corporation an option to acquire up to 50% of the fully diluted equity of the Company. Various restrictions are also imposed on certain Shareholders' ability to transfer or dispose of their stock as well as allowing Intermagnetics General Corporation to nominate individuals as directors of the Company. Copies of all definitive Agreements referencing the above will be filed as soon as available.

ITEM 6 - RESIGNATIONS OF REGISTRANT'S DIRECTORS
     None


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
     None

ITEM 8 - CHANGE IN FISCAL YEAR
     None


























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                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   SEPTEMBER 16, 1998


                                   POWERCOLD CORPORATION

                                   /s/Francis L. Simola
                                   --------------------
                                   FRANCIS L. SIMOLA
                                   PRESIDENT/CEO














































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